SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Commission file number: 333-220497	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): September 19, 2017

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On September 19, 2017, RLJ Lodging Trust (“RLJ”) issued a press release announcing the commencement by FelCor Lodging Limited Partnership (“FelCor LP”), a Delaware limited partnership and subsidiary of RLJ, of an offer to repurchase its outstanding 5.625% Senior Secured Notes due 2023 (the “Notes”) at 101% of the principal amount thereof plus accrued and unpaid interest (the “Change of Control Offer”), pursuant to the Indenture, dated as of December 17, 2012 (as amended by the First Supplemental Indenture, dated as of January 7, 2013, and the Second Supplemental Indenture, dated as of August 31, 2017, the “Indenture”), among FelCor LP, Rangers Sub I (as defined below) (as successor to FelCor Lodging Trust Incorporated (“FelCor”)), the other guarantors party thereto and U.S. Bank National Association, a national banking association, as trustee.

The Change of Control Offer is being conducted in connection with the consummation on August 31, 2017 of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2017, by and among RLJ, RLJ Lodging Trust, L.P. (“RLJ LP”), Rangers Sub I, LLC, a wholly owned subsidiary of RLJ LP (“Rangers Sub I”), Rangers Sub II, LP, an indirect wholly owned subsidiary of RLJ LP (“Partnership Merger Sub”), FelCor and FelCor LP. Pursuant to the Merger Agreement, Partnership Merger Sub merged with and into FelCor LP, with FelCor LP surviving as a wholly owned subsidiary of RLJ LP (the “Partnership Merger”), and immediately thereafter, FelCor merged with and into Rangers Sub I, with Rangers Sub I surviving as a wholly owned subsidiary of RLJ LP (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”). Under the Indenture, the completion of the Mergers constituted a Change of Control (as defined in the Indenture) and therefore enables each holder to require FelCor LP to make a Change of Control Offer.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The Change of Control Offer will be made pursuant to a change of control notice and offer to purchase (the “Offer to Purchase”) and an accompanying letter of transmittal (the “Letter of Transmittal”). The Offer to Purchase and the Letter of Transmittal set forth the complete terms of the Change of Control Offer and are attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 8.01. Other Events.

See Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Press release, dated September 19, 2017

99.2	Change of Control Notice and Offer to Purchase, dated September 19, 2017

99.3	Letter of Transmittal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

September 19, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

September 19, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary